UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2011

IMPERIAL CAPITAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33199	95-4596322
(State or other jurisdiction	(Commission File No.)	(IRS Employer
jurisdiction of incorporation)		Identification Number)

888 Prospect Street, Suite 300, La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (858) 551-0511

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

9	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
9	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
9	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
9	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 – Bankruptcy or Receivership.

As previously reported, on December 18, 2009, Imperial Capital Bancorp, Inc. (the “Company”) filed a voluntary petition under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court, Southern District of California, Case No. 09-19431-11 (the “Bankruptcy Court”).  The Company’s liquidating plan of reorganization (the “Original Plan”) previously filed with the Bankruptcy Court, which was attached as an exhibit to the Company’s Current Report on Form 8-K filed on May 5, 2011, was unable to be confirmed by the Bankruptcy Court due to insufficient creditor votes for the Original Plan.  On October 27, 2011, the Company and Holdco Advisors L.P. (“Holdco”) filed with the Bankruptcy Court a proposed plan of reorganization (the “New Plan”) and a proposed disclosure statement regarding the New Plan (the “New Disclosure Statement”).  Copies of the proposed New Plan and New Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively.

As described in the proposed New Plan and the New Disclosure Statement, if the New Plan is confirmed by an order of the Bankruptcy Court, based upon assets available for distribution, creditors of the Company will not be paid in full under the New Plan. Consequently, the Company predicts that, after payment to the Company’s unsecured creditors, there will be no assets available for distribution to the holders of the Company’s common stock (the “Stockholders”).  Holders of equity interests in the Company (including the Stockholders) will not receive or retain any property or assets under the New Plan and are therefore deemed to have rejected the New Plan and are not entitled to vote. With no available assets to distribute to the Stockholders, as contemplated in the New Plan, the Company expects the Bankruptcy Court to extinguish the Company’s common stock upon approval of the New Plan.  Promptly after such extinguishment, the Company will seek to terminate its registration under Section 12(g) of the Securities Exchange Act of 1934 by filing a Form 15 with the Securities and Exchange Commission.

          A hearing on the proposed New Disclosure Statement is scheduled for 2:00 p.m., PDT, on Tuesday, December 20, 2011, at Courtroom 2, Room 118 of the United States Bankruptcy Court, located at 325 West “F Street, San Diego, California.  A hearing to confirm the New Plan is scheduled for 2:00 p.m., PDT on Tuesday, February 28, 2012 at the same location, if the New Disclosure Statement is approved.

This Current Report on Form 8-K includes certain statements which may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions it can give no assurance that its expectations will be achieved.  Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.  For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and other protections under the Federal securities laws.  The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

99.1	Chapter 11 Plan of Reorganization Proposed By Holdco Advisors L.P. and Imperial Capital Bancorp, Inc.
99.2	Disclosure Statement re. Chapter 11 Plan of Reorganization Proposed By Holdco Advisors L.P. and Imperial Capital Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL CAPITAL BANCORP, INC.

Date: November 18, 2011	By:	/s/ Anthony A. Rusnak
Anthony A. Rusnak
Chief Operating Officer, General Counsel
and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Chapter 11 Plan of Reorganization Proposed By Holdco Advisors L.P. and Imperial Capital Bancorp, Inc.
99.2	Disclosure Statement re. Chapter 11 Plan of Reorganization Proposed By Holdco Advisors L.P. and Imperial Capital Bancorp, Inc.